CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2020
CAPITAL MANAGEMENT
Schedule of capital structure

	2019		2020
	Amount	Portion	Amount	Portion
Short-term debts	8,705	5.22%	9,934	5.95%
Long-term debts	58,252	34.93%	54,788	32.79%
Total debts	66,957	40.15%	64,722	38.73%
Equity attributable to owners of the parent company	99,796	59.85%	102,374	61.27%
Total	166,753	100.00%	167,096	100.00%

Schedule of debt-to-equity ratio

	2019	2020
Total interest-bearing debts	66,957	64,722
Less: cash and cash equivalents	(18,241)	(20,589)
Net debts	48,716	44,113
Total equity attributable to owners of the parent company	99,796	102,374
Net debt-to-equity ratio	48.82%	43.11%